UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2009

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-26480	39-1804877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1905 West Stewart Avenue Wausau, Wisconsin	54401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (715) 842-2191

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On April 21, 2009, PSB Holdings, Inc., a Wisconsin corporation, announced its intent to offer $7,000,000 aggregate principal amount of its 8% Senior Subordinated Notes due 2019 to certain investors in reliance upon exemptions from registration under the Securities Act of 1933, as amended.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2009	PSB HOLDINGS, INC.

By: /s/ Scott M. Cattanach
Scott M. Cattanach Treasurer

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release dated April 21, 2009

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